Exhibit 10.27

                          SECURITIES PURCHASE AGREEMENT

     This Securities Purchase Agreement (this "Agreement") is dated as of December 19, 2006, among PHC, Inc., a Massachusetts corporation (the "Company"), and Camden Partners Limited Partnership, a Delaware limited partnership (the "Purchaser"); and

     WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act (as defined below), and Rule 506 promulgated thereunder, the Company desires to issue and sell to the Purchaser, and the Purchaser desires to purchase from the Company $2,000,000 of the Company's Common Stock, as more fully described in this Agreement.

     NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Purchaser agrees as follows:

ARTICLE I
                                   DEFINITIONS

1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings indicated in this Section 1.1:

     "Action" shall have the meaning ascribed to such term in Section 3.1(k).

     "Affiliate" means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 144. With respect to the Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as the Purchaser will be deemed to be an Affiliate of the Purchaser.

     "Business Day" means any day except Saturday, Sunday and any day, which shall be a federal legal holiday, or a day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

     "Closing" means the closing of the purchase and sale of the Common Stock pursuant to Section 2.1.

     "Closing Date" means the date of the Closing.

     "Commission" means the Securities and Exchange Commission.

     "Common Stock" means the common stock of the Company, $0.01 par value per share, and any securities into which such common stock may hereafter be reclassified.

     "Common Stock Equivalents" means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time


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Common Stock,  including without limitation,  any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

     "Company Counsel" means Arent Fox PLLC, counsel to the Company.

     "Disclosure   Schedules"  means  the  Disclosure   Schedules   concurrently
delivered herewith.

     "Effective Date" means the date that the Registration Statement is first declared effective by the Commission.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Intellectual Property Rights" shall have the meaning ascribed to such term in Section 3.1(p).

     "Liens" shall have the meaning ascribed to such term in Section 3.1(a).

     "Material  Adverse Effect" shall have the meaning  ascribed to such term in
Section 3.1(b).

     "Material Permits" shall have the meaning ascribed to such term in Section 3.1(n).

     "Per Share Purchase Price" equals $2.08.

     "Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

     "Registration   Statement"  means  a  registration  statement  meeting  the requirements set forth in the Registration Rights Agreement and covering the resale by the Purchaser of the Shares.

     "Registration Rights Agreement" means the Registration Rights Agreement, dated as of the date of this Agreement, among the Company and the Purchaser, in the form of Exhibit B hereto.

     "Rule 144," means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rules may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

     "SEC  Reports"  shall  have the  meaning  ascribed  to such term in Section
3.1(h).

     "Securities" means the Shares.

     "Securities Act" means the Securities Act of 1933, as amended.

     "Shares" means the shares of Common Stock issued or issuable to the Purchaser pursuant to this Agreement.

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     "Subscription  Amount"  means,  as to the  Purchaser,  the amount set forth below the Purchaser's signature block on the signature page hereto, in United States dollars and in immediately available funds.

     "Subsidiary" with respect to any Person (the "Owner"), any corporation or other Person of which securities or other interests having power to elect a majority of that corporation's or other Person's board of directors or similar governing body, or otherwise having the power to direct the business and policies of that corporation or other Person are held by the Owner or one or more Subsidiaries of the Owner.

     "Trading Day" means (i) a day on which the Common Stock is traded on a Trading Market, or (ii) if the Common Stock is not listed on a Trading Market, a day on which the Common Stock is traded on the over-the-counter market, as reported by the OTC Bulletin Board, or (iii) if the Common Stock is not quoted on the OTC Bulletin Board, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in (i), (ii) and (iii) hereof, then Trading Day shall mean a Business Day.

     "Trading Market" means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the American Stock Exchange, the New York Stock Exchange, the Nasdaq National Market or the Nasdaq SmallCap Market.

     "Transaction Documents" means this Agreement and the Registration Rights Agreement and any other documents or agreements executed in connection with the transactions contemplated hereunder.

                                   ARTICLE II
                               PURCHASE AND SALE

     2.1 Closing. At the Closing, the Purchaser shall purchase and the Company shall issue and sell $2,000,000 of Common Stock. The Purchaser shall purchase from the Company, and the Company shall issue and sell to the Purchaser, a number of Shares equal to the Purchaser's Subscription Amount divided by the Per Share Purchase Price, rounded up to the next whole share.

     2.2  Closing Conditions.

          (a) At the Closing (unless otherwise specified below), the Company shall deliver or cause to be delivered to the Purchaser the following:

               (i)  this Agreement duly executed by the Company;

               (ii) within three (3) Trading Days of the Closing,  a certificate evidencing a number of Shares equal to the Purchaser's Subscription Amount divided by the Per Share Purchase Price, registered in the name of the Purchaser;

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               (iii) a legal opinion of Company Counsel,  in the form of Exhibit
                    A hereto, addressed to the Purchaser; and

               (iv) the  Registration  Rights  Agreement  duly  executed  by the
                    Company.

          (b) At the Closing the Purchaser shall deliver or cause to be delivered to the Company the following:

               (i)  this Agreement duly executed by such;

               (ii) the  Purchaser's  Subscription  Amount as to such Closing by wire transfer to the account of the Company per the written instructions of the Company; and

               (iii) the  Registration  Rights  Agreement  duly  executed by the
                    Purchaser.

                                  ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

     3.1 Representations and Warranties of the Company. Except as set forth under the corresponding section of the Disclosure Schedules, the Company hereby makes the following representations and warranties as of the date hereof to the Purchaser:

          (a) Subsidiaries. The Company owns, directly or indirectly, 100% of the capital stock of each Subsidiary free and clear of any lien, charge, security interest, encumbrance, right of first refusal or other restriction (collectively, "Liens"), and all the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights. Each Subsidiary is listed on the Disclosure Schedules. The Company does not hold any capital stock, equity securities or any convertible securities of any Person other than the Subsidiaries.

          (b) Organization and Qualification. Each of the Company and the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite corporate (or other) power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business currently conducted or property currently owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not have or reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document or the Shares, (ii) a material adverse effect on the results of operations, assets, prospects, business or financial condition of the Company and the Subsidiaries, taken as a whole, or (iii) adversely impair the Company's ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a "Material Adverse Effect").

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          (c)  Authorization;   Enforcement.   The  Company  has  the  requisite
               corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company in connection therewith. Each Transaction Document has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally and (ii) as
               limited  by  laws  relating  to  the   availability  of  specific
               performance, injunctive relief or other equitable remedies or the enforceability of rights of indemnification and contribution under the applicable securities laws.

          (d) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby do not and will not (i) conflict with or violate any provision of the Company's or any Subsidiary's certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree, Material Permit, license or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as would not have or reasonably be expected to result in a Material Adverse Effect.

          (e) Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (a) the filing with the Commission of the Registration Statement, the application(s) to each Trading Market for the listing of the Shares for trading thereon in the time and manner required thereby, and applicable Blue Sky filings or (b) such as have already been obtained or such exemptive filings as are required to be made under applicable securities laws.

          (f) Issuance of the Securities. The Securities are duly authorized and the Shares, when issued and paid for in accordance with the Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens.

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          (g)  Capitalization. The capitalization of the Company is as described in the Company's Quarterly Report on Form 10-Q, dated November 14, 2006 filed with the Commission. The Company has not issued any capital stock since such filing other than pursuant to the exercise of employee stock options under the Company's stock option plans, the issuance of shares of Common Stock to employees pursuant to the Company's employee stock purchase plan and pursuant to the conversion or exercise of outstanding Common Stock Equivalents. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as a result of the purchase and sale of the Securities, there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. The issue and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchaser) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities. Since December 31, 2003, all issued stock options and outstanding shares of capital stock of the Company have been granted or issued, as the case may be, in compliance with all applicable securities laws.

          (h) SEC Reports; Financial Statements. The Company has filed all reports required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law to make such filings) (the foregoing materials, including the exhibits thereto, being collectively referred to herein as the "SEC Reports") on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved, except as stated therein ("GAAP"), and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended.

          (i) Material Changes. Since the date of the latest audited financial statements included within the Annual Report on Form 10-K, for the period ended June 30, 2006, filed with the Commission on October 13, 2006, except as set forth in the Quarterly Report on Form 10-Q, for the period ended September 30, 2006, filed with the Commission on November 14, 2006, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or

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               otherwise)  other than (A) trade  payables  and accrued  expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, and (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans. The Company does not have pending before the Commission any request for confidential treatment of information.

          (j) Form S-3 Eligibility. The Company is not currently eligible to register the Shares for resale by the Purchaser using Form S-3 promulgated under the Securities Act.

          (k)  Litigation.  Except as  disclosed  in the  Disclosure  Schedules, there is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an "Action") which may have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor any current director or officer thereof, is or has been during the past five years the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company. There has not been during the past five years, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving or any current director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

          (l) Labor Relations. No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company.

          (m) Compliance. Except as disclosed in the Disclosure Schedules, neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived),
               (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business (including the provisions of the Sarbanes-Oxley Act of 2002, as amended), except in the case of clauses (i), (ii) and (iii) as would not have or reasonably be expected to result in a Material Adverse Effect.

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          (n)  Regulatory Permits.  The Company and the Subsidiaries possess all
               certificates,   authorizations   and   permits   issued   by  the
               appropriate   federal,   state,   local  or  foreign   regulatory
               authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits would not have or reasonably be expected to result in a Material Adverse Effect ("Material Permits"), and neither the Company nor any Subsidiary (i) has any knowledge of or received any notice of proceedings relating to the revocation, suspension or modification of any Material Permit, or (ii) has any reason to believe that any circumstance has occurred or exists that would result in the revocation, suspension or modification of any Material Permit.

          (o) Title to Assets. The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them that is material to the business of the Company and the Subsidiaries and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases of which the Company and the Subsidiaries are in compliance, except as would not have or reasonably be expected to result in a Material Adverse Effect.

          (p) Intellectual Property . The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights that are necessary or material for use in connection with their respective businesses as described in the SEC Reports and which the failure to so have would have or reasonably be expected to result in a Material Adverse Effect (collectively, the "Intellectual Property Rights"). No other person or entity has any rights to any of the Intellectual Property Rights owned by the Company or any Subsidiaries, and, to the Company's knowledge, no other person or entity is infringing, violating or misappropriating any of the Company's Intellectual Property Rights. Neither the Company nor any Subsidiary has received any communications alleging that it has violated or, by conducting its business as proposed, would violate any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity.

          (q) Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a material increase in cost.

          (r) Transactions With Affiliates and Employees. Except as set forth in the Disclosure Schedules, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction


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               with the Company or any  Subsidiary  (other than for  services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $100,000 other than (a) for payment of salary or consulting fees for services rendered, (b) reimbursement for expenses incurred on behalf of the Company and (c) for other employee benefits, including stock option agreements under any stock option plan of the Company.

          (s) Internal Accounting Controls. The Company and each of its Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the Company and designed such disclosures controls and procedures to ensure that material information relating to the Company, including its Subsidiaries, is made known to the certifying officers by others within those entities, particularly during the period in which the Company's Form 10-K or 10-Q, as the case may be, is being prepared. The Company's certifying officers have evaluated the effectiveness of the Company's controls and procedures as of a date within 90 days prior to the filing date of the Form 10-K for the fiscal year ended June 30 2006 (such date, the "Evaluation Date"). The Company presented in its most recently filed Form 10-Q the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no significant changes in the Company's internal controls (as such term is defined in Item 307(b) of Regulation S-K under the Exchange Act) or in other factors that could significantly affect the Company's internal controls.

          (t) Certain Fees. No brokerage or finder's fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement. The Purchaser shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement.

          (u)  Private Placement.

               (i) Assuming the accuracy of the Purchaser's representations and warranties set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchaser as contemplated hereby.

               (ii) Neither  the  Company,  nor any of its  affiliates,  nor any
                    Person  acting  on its or  their  behalf  has,  directly  or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the Securities Act or any applicable shareholder approval provisions.

               (v) Investment Company. The Company is not, and is not an Affiliate of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

               (w) Registration Rights. Except pursuant to the Registration Rights Agreement, no Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company.

               (x) No Listing. The Company is not currently listed on any Trading Market.

               (y) Application of Takeover Protections. The Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company's Certificate of Incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Purchaser as a result of the Purchaser and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation the Company's issuance of the Securities and the Purchaser's ownership of the Securities.

               (z) Disclosure. The Company confirms that, neither the Company nor any other Person acting on its behalf has provided the Purchaser or its agents or counsel with any information that constitutes or might constitute material, non-public information. The Company understands and confirms that the Purchaser will rely on the foregoing representations and covenants in effecting transactions in securities of the Company. The Transaction Agreements (including the Disclosure Schedules), and the SEC Reports are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of
                    the   circumstances   under   which  they  were  made,   not
                    misleading.

          3.2 Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants as of the date hereof and as of the Closing Date to the Company as follows:

          (a) Organization; Authority. The Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations thereunder. The execution, delivery and performance by the Purchaser of the transactions contemplated by this Agreement has been duly authorized by all necessary corporate action on the part of the Purchaser. Each Transaction Document to which it is party has been duly executed by the Purchaser, and when delivered by the Purchaser in accordance with terms hereof, will constitute the valid and legally binding obligation of the Purchaser, enforceable against it in accordance with its terms.

          (b) Investment Intent. The Purchaser understands that the Securities are "restricted securities" and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account for investment purposes only and not with a view to or for distributing or reselling such Securities or any part thereof, has no present intention of distributing any of such Securities and has no arrangement or understanding with any other persons regarding the distribution of such Securities (this representation and warranty not limiting the Purchaser's right to sell the Securities pursuant to the Registration Statement or otherwise in compliance with applicable federal and state securities laws). The Purchaser is acquiring the Securities hereunder in the ordinary course of its business. The Purchaser does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities.

          (c) Purchaser Status. At the time the Purchaser was offered the Securities, it was, and at the date hereof it is an "accredited investor" as defined in Rule 501(a) under the Securities Act. The Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act.

          (d) Experience of the Purchaser. The Purchaser has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. The Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

          (e) General Solicitation. The Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

                                   ARTICLE IV
                        OTHER AGREEMENTS OF THE PARTIES

 4.1     Transfer Restrictions.

          (a) The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement, to the Company, to an Affiliate or partner of the Purchaser or in connection with a pledge as contemplated in
               Section 4.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement and the Registration Rights Agreement.

          (b) The Purchaser agrees to the imprinting, so long as is required by this Section 4.1(b), of a legend on any of the Securities in the following form:

                    THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT') AND APPLICABLE STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WTTH A FINANCIAL INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501 (a) UNDER THE SECURITIES ACT.

                    The Company acknowledges and agrees that the Purchaser may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Securities to a financial institution that is an "accredited investor" as defined in Rule 501(a) under the Securities Act and, if required under the terms of such arrangement, the Purchaser may transfer pledged or secured Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the appropriate Purchaser's expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities, including the preparation and filing of any required prospectus supplement under Rule 424(b)(3) of the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of Selling Stockholders thereunder.

          (c) Certificates evidencing the Shares shall not be subject to any transfer restrictions and shall not contain any legend (including the legend set forth in Section 4.1(b)), (i) while a registration statement (including the Registration Statement) covering the resale of such security is effective under the Securities Act, or
               (ii)  following any sale of such Shares  pursuant to Rule 144, or
               (iii) if such Shares are eligible for sale under Rule 144(k),  or
               (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the Staff of the Commission). The Company shall cause its counsel to issue a legal opinion to the Company's transfer agent promptly after the Effective Date if required by the Company's transfer agent to effect the removal of the legend hereunder. The Company agrees that following the
               Effective  Date or at  such  time as  such  legend  is no  longer required under this Section 4.1(c), it will, no later than five Trading Days following the delivery by the Purchaser to the Company or the Company's transfer agent of a certificate representing Shares, as the case may be, issued with a restrictive legend, deliver or cause to be delivered to the Purchaser a certificate representing such Securities that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section.

     4.2 Furnishing of Information. As long as the Purchaser owns Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. Upon the request of any such holder of Securities, the Company shall deliver to such holder a written certification of a duly authorized officer as to whether it has complied with the preceding sentence. As long as the Purchaser owns Securities, if the Company is not required to file reports pursuant to such laws, it will prepare and furnish to the Purchaser and make publicly available in accordance with Rule 144(c) such information as is required for the Purchaser to sell the Securities under Rule 144. The Company further covenants that it will take such further action as any holder of Securities may reasonably request, all to the extent required from time to time to enable such Person to sell such Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144.

     4.3 Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchaser, or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market.

     4.4  Securities Laws Disclosure;  Publicity.  The Company shall, within one
          (1) Trading Day of the Closing Date, issue a press release and within two (2) Trading Days file a Current Report on Form 8-K, in each case reasonably acceptable to the Purchaser disclosing the transactions contemplated hereby and make such other filings and notices in the manner and time required by the Commission. The Company and the Purchaser shall consult with each other in issuing any press releases with respect to the transactions contemplated hereby, and neither the Company nor the Purchaser shall issue any such press release or otherwise make any such public statement without the prior consent of the Company, with respect to any press release of the Purchaser, or without the prior consent of the Purchaser, with respect to any press release of the Company, which consent shall not unreasonably be withheld, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of the Purchaser, or include the name of the Purchaser in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of the Purchaser, except (i) as required by federal securities law in connection with the registration statement contemplated by the Registration Rights Agreement and (ii) to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide the Purchaser with prior notice of such disclosure permitted under subclause (i) or
          (ii).

     4.5 Non-Public Information. The Company covenants and agrees that neither it nor any other Person acting on its behalf will provide the Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto the Purchaser shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that the Purchaser shall be relying on the foregoing representations in effecting transactions in securities of the Company.

     4.6 Use of Proceeds. The Company shall use the net proceeds from the sale of the Securities hereunder for working capital purposes and not for
          (i) the satisfaction of any portion of the Company's debt (other than payment of trade payables in the ordinary course of the Company's business and prior practices), (ii) to redeem any Company equity or equity-equivalent securities or (iii) to settle any outstanding litigation.

     4.7 Indemnification of Purchaser. The Company will indemnify and hold the Purchaser and its directors, officers, shareholders, partners, managers, members, Affiliates, employees and agents (each, a "Purchaser Party") harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys' fees and costs of investigation that any the Purchaser Party may suffer or incur as a result of or relating to any misrepresentation, breach or inaccuracy, or any allegation by a third party that, if true, would constitute a breach or inaccuracy, of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents. The Company will reimburse the Purchaser for its reasonable legal and other expenses (including the cost of any investigation, preparation and travel in connection therewith) incurred in connection therewith, as such expenses are incurred. Each Purchaser Party shall notify the Company in writing of any action against such Purchaser Party in respect of which the Company may be obligated to provide indemnification on account of Section 4.7, promptly (which in the case of formal litigation against the Purchaser Party, shall mean within thirty (30) days of the receipt of any summons) after the receipt of notice of the commencement thereof. The omission of any Purchaser Party so to notify the Company of any such action shall not relieve the Company from any liability which the Company may have to such Purchaser Party except to the extent the Company shall have been materially prejudiced by the omission of such Purchaser Party to so notify the Company, pursuant to this Section 4.7. In case any such action shall be brought against any Purchaser Party and it shall notify the Company of the commencement thereof, the Company shall be entitled to participate therein and, to the extent that the Company may wish, to assume the defense thereof, with counsel reasonably satisfactory to such Purchaser Party; provided, however, that (i) if the Company shall elect not to assume the defense of such claim or action or (ii) if the Purchaser Party reasonably determines (x) that there may be a conflict between the positions of the Company and of the Purchaser Party in defending such claim or action or (y) that there may be legal defenses available to such Purchaser Party different from or in addition to those available to the Company, then separate counsel for the Purchaser Party shall be entitled to participate in and conduct the defense, in the case of (i) and
          (ii)(x), or such different defenses, in the case of (ii)(y), and the Company shall be liable for any reasonable legal or other expenses incurred by the Purchaser Party in connection with the defense. In no event shall the Company be liable for fees and expenses of more than one counsel (in addition to any local counsel) for all Purchaser Parties. The Company will not file any papers or consent to the entry of any judgment or enter into any settlement with respect to any third party claim against any Purchaser Party without the prior written consent of such Purchaser Party.

     4.8 Listing of Common Stock. The Company agrees, if the Company applies to have the Common Stock traded on any Trading Market, it will include in such application the Shares, and will take such other action as is necessary or desirable in the reasonable opinion of the Purchaser to cause the Shares to be listed on such Trading Market as promptly as possible. Once so listed, the Company will take all action reasonably necessary to continue the listing and trading of its Common Stock on a Trading Market and will comply in all material respects with the Company's reporting, filing and other obligations under the bylaws or rules of the Trading Market.

     4.9 Registration Rights. The Company will register the Shares as required pursuant to the Registration Rights Agreement and shall comply with the terms and conditions of the Registration Rights Agreement.

                                   ARTICLE V
                                 MISCELLANEOUS

     5.1 Fees and Expenses. The Company shall pay, at the Closing, the reasonable fees and out-of-pocket disbursements (up to a maximum of $20,000) of WilmerHale, counsel to the Purchaser, in connection with the preparation of this Agreement and the other agreements contemplated hereby and the closing of the transactions contemplated hereby and thereby. The Company shall pay from time to time as incurred the reasonable fees and out-of-pocket expenses of one legal counsel for the Purchaser reasonably retained by the Purchaser in connection with the amendment or enforcement of this Agreement.

     5.2 Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

     5.3 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via confirmed facsimile at the facsimile number specified in this Section prior to 5:30 p.m. (Eastern time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via confirmed facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 5:30 p.m. (Eastern time) on any Trading Day, (c) the Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

     5.4 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an


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
          amendment, by the Company and the Purchaser or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

     5.5 Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

     5.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchaser. The Purchaser may assign any or all of its rights under this Agreement to any Person to whom the Purchaser assigns or transfers any Securities, provided such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions hereof that apply to the "Purchaser".

     5.7 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Sections 5.6 and 5.7.

     5.8 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the State of New York. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of the any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto (including its affiliates, agents, officers, directors and employees) hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of a Transaction Document, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

     5.9 Survival. The representations, warranties, agreements and covenants contained herein shall survive the Closing for a period of 2 years from the Closing Date.

     5.10 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

     5.11 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

     5.12 Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities.

     5.13 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Purchaser and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

     5.14 Payment Set Aside. To the extent that a party makes a payment or payments to the other party pursuant to any Transaction Document or a party enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the other party, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.



                            (Signature Page Follows)

         IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PHC, INC.                                     Address for Notice:
                                              _________________________________
                                              Pioneer Behavioral Health
                                              200 Lake Street, Suite 102
By:    /s/  Bruce A. Shear                    Peabody, Ma 01960
     Name:  Bruce A. Shear
     Title: President                         Attn:
                                              Tel:  (978) 536-2777
                                              Fax:

           [PURCHASER SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]


CAMDEN PARTNERS LIMITED PARTNERSHIP           Address for Notice:
                                              _________________________________
                                              c/o Camden Partners Holdings, LLC
By: Camden Partners Capital Management, LLC   500 East Pratt Street
     its General Partner                      Suite 1200
                                              Baltimore, Maryland  21202
By: /s/  Shane Kim                            P:  (410) 878-6800
         Name: Shane Kim                      F:   (410) 878-6850
         Title: Member                        Attn: Shane H. Kim

Subscription Amount: $2,000,000

With a copy (which shall not constitute notice) to:

WilmerHale
1875 Pennsylvania Avenue
Washington, DC 20006
Tel: (202)  663-6000
Fax: (202) 663-6363
Attn: Gregory J. Ewald

                              DISCLOSURE SCHEDULE

 3.1(a)

 The Subsidiaries of PHC, Inc. are as follows:


Behavioral Health Online, Inc. (Massachusetts)
Detroit Behavioral Institute, Inc. (Massachusetts)
North Point-Pioneer, Inc. (Massachusetts)
PHC of Michigan, Inc. (Massachusetts)
PHC of Nevada, Inc. (Massachusetts)
PHC of Utah, Inc. (Massachusetts)
PHC of Virginia, Inc. (Massachusetts)
Pivotal Research Centers, Inc. (Delaware)
Seven Hills Hospital, Inc. (Delaware) (not yet commenced operations) Wellplace, Inc. (Massachusetts)


All of the Subsidiaries are wholly owned.

The stock of all of the Subsidiaries except Pivotal Research Centers, Inc. is pledged to CapitalSource Finance LLC pursuant to the Revolving Credit, Term Loan and Security Agreement dated as of October 19, 2004.

The stock of Pivotal Research Centers,  Inc. is pledged to Louis C. Kirby, Carol
A. Colombo and Anthony A. Bonacci.

3.1(e)

The rights to registration under the Act granted to CapitalSource Finance LLC under the Class A Common Stock Purchase Warrant Agreement dated October 19, 2004 and filed as Exhibit 4 to the Company's Form 8-K dated October 19, 2004.

The Company is obligated to give CapitalSource Finance LLC notice of its intent to file a registration statement.

3.1(g)

Since the date of the  Company's  Form 10-Q filed  November  14,  2006,  135,000 shares of Class A Common Stock have been issued pursuant to the exercise of outstanding warrants (30,000 @ $0.84 per share, 30,000 @ $0.86 per share and 75,000 (@ $1.10 per share).

The Company has issued an Equity Purchase Warrant dated June 9,2000 and an Equity Purchase Warrant dated December 18,2000 to Heller Healthcare Finance, Inc.; each of which state:

     10.  Preemptive Purchase Rights

     If at any time the Company grants, issues or sells any shares of Common Stock or other securities or any options, warrants, or rights to purchase shares of Common Stock, warrants, securities or other property pro rata to the record holders of the Common Stock (the "Subscription Rights"), then the Holder of this Warrant shall be entitled to acquire, upon the terms applicable to the Subscription Rights, the total number of Subscription Rights that the Holder would have acquired if the Holder had exercised this Warrant immediately before the record date for the grant, issuance or sale of the Subscription Rights, or if no record date is determined, the date as of which the record holders of Shares entitled to receive the Subscription Rights were determined.

 Schedule of outstanding options is attached as Schedule A

 Schedule of outstanding warrants is attached as Schedule B

     The Class A Common Stock Purchase Warrant Agreement issued to CapitalSource Finance LLC includes anti-dilution provisions that will be triggered by the Transaction.

 3.1(0)

     Substantially all of the Company's and its subsidiaries assets (except Pivotal Research Centers, Inc.) are subject to Liens in favor of CapitalSource Finance LLC pursuant to the Revolving Credit, Term Loan and Security Agreement dated as of October 19, 2004.

     The Mount Regis Center Facility is subject to a ftrst Lien in favor of Douglas M. Roberts pursuant to the Deed of Trust Note dated July 28, 1987

     The Company's interest in Pivotal Research Centers, Inc. is subject to a first Lien in favor of Louis C. Kirby, Carol A. Colombo and Anthony A. Bonacci pursuant to the Pledge Agreement dated April 30, 2004

     The assets of Pivotal Research Centers, Inc. are subject to a first Lien in favor of Louis C. Kirby, Carol A. Colombo and Anthony A. Bonacci pursuant to the Security Agreement dated April 30, 2004

 3.1(w)

     The Company is obligated to give CapitalSource Finance LLC notice of its intent to file a registration statement.

Schedule A

     The following tables summarize information about stock options outstanding and exercisable at December 15, 2006:

                        Number Outstanding At Dec.    Number Exercisable At Dec.
     Exercise Price          15, 2006                         15, 2006

         $ .22                  6,000                            6,000
           .35                 40,000                           40,000
           .45                 19,000                           19,000
           .55                138,000                          138,000
           .69                 35,000                           35,000
           .74                 50,000                           50,000
           .75                146,000                          146,000
           .81                  6,000                            6,000
          1.03                  6,000                            6,000
          1.07                 10,000                           10,000
          1.11                 50,000                           50,000
          1.17                 20,000                           20,000
          1.20                 35,000                           35,000
          1.21                 50,000                           50,000
          1.33                 50,000                           50,000
          1.37                 15,000                           15,000
          1.38                  5,000                            5,000
          1.41                 50,000                           50,000
          1.45                 50,000                           31,250
          1.48                 50,000                           50,000
          1.95                  1,250                              313
          2.05                  3,750                              938
          2.06                 58,500                           19,125
          2.11                 80,000                           20,000
          2.20                 33,750                            8,438
          2.28                 23,750                            5,938
          2.35                  5,000                            1,250
          2.38                 15,000                           15,000
          2.53                 37,500                            9,375
          2.68                 90,000                           22,500
          2.73                105,000                           26,250
          3.50                  6,000                            6,000
                            __________                       __________
                            1,290,500                          947,376

Schedule B

The Company has the following warrants outstanding at December 15, 2006:

  Date of       Number of            Exercise             Expiration
  Issuance        Shares               Price                Date
__________________________________________________________________________



  04/01/2003     10,000 shares     $1.00 per share        April 2008
  09/22/2003     20,000 shares     $. 90 per share        Sept 2008
  03/02/2004     15,113 shares     $1.10 per share        Mar 2007
  04/29/2004    171,590 shares     $1.10 per share        Apr 2007
  04/30/2004      6,750 shares     $1.24 per share        Apr 2007
  10/19/2004    250,000 shares     $1.15 per share        Oct 2014
  10/10/2005    100,000 shares     $1.10 per share        Sept 2007

                                    Exhibit A



                                [Form of Opinion]

                                                    Arent Fox
                                                    ATTORNEYS AT LAW
                                                    Jeffrey E. Jordan
                                                    202.857.6473 DIRECT
December 19, 2006                                   202-857-6395 FAX
                                                    jordanjefftey@arentfox.com
Camden Partners Limited Partnership
c/o Camden Partners Holdings, LLC
500 East Pratt Street, Suite 1200
Baltimore, Maryland 21202

Re:. PHC. Inc.

Gentlemen:

     We have acted as counsel for PHC, Inc., a Massachusetts corporation (the "Company"), in connection with the sale by the Company to Camden Partners Limited Partnership, a Delaware limited partnership (the "Purchaser" or "you") of 961,539 shares of the Company's Class A Common Stock, par value $0.01 per share (the "Shares"), pursuant to the Securities Purchase Agreement dated as of December 19, 2006 (the "Purchase Agreement") between the Company the Purchaser and the execution and delivery by the Company of the Registration Rights Agreement dated as of December 19, 2006 (the "Registration Rights Agreement")
between  the  Company  and  the  Purchaser.   The  Purchase  Agreement  and  the
Registration Rights Agreement are referred to herein collectively as the "Agreements." Unless otherwise defined herein, capitalized terms used herein have the respective meaning given them in the Agreements.

     In rendering this opinion, we have made such legal and factual examinations and inquiries as we have deemed advisable or necessary for the purpose of rendering this opinion. As to matters of fact material to the opinions expressed herein, we have relied without independent investigation upon the representations and warranties as to factual matters contained in and made by the Company pursuant to the Purchase Agreement and upon certificates and statements of government officials and of officers of the Company. In addition, we have examined originals or copies of documents, corporate records and other writings which we consider relevant for the purposes of this opinion. In such examination, we have assumed the genuineness of all signatures on original documents, the conformity to original documents of all copies submitted to us and the due execution and delivery of all documents (except for the due execution and delivery of the Agreements by the Company) where due execution and delivery are a prerequisite to the effectiveness thereof. In making our examination of documents executed by an entity other than the Company, we have assumed that such other entity had the power to enter into and perform all its obligations thereunder, and we also have assumed the due authorization by such other entity of all requisite actions and the due execution and delivery of such documents by such other entity.

     As used in this opinion, the expression "to our knowledge" or "known to us" with reference to matters of fact refers to the current actual knowledge, after an examination of documents referred to herein and after the examinations and inquiries described in the foregoing paragraph, of Jeffrey E. Jordan, Steven Cohen and Patricio Garavito, the attorneys of this firm who have worked on the transactions referred to in the first paragraph of this opinion. Except to the

 Camden Partners Limited Partnership
 December 19, 2006
 Page 2

the extent expressly set forth herein, we have not undertaken any independent investigation to determine the existence or absence of any facts, and no inference as to our knowledge of the existence or absence or any such facts should be drawn from our representation of the Company or the rendering of the opinions set forth below.

     In rendering the opinions in paragraphs (a), (b), (c) and (e), we have relied, as to all matters pertaining to Massachusetts law, upon the opinions dated the date hereof of Andy DeMayo, Esq., in-house counsel to the Company. We express no opinion as to matters governed by any laws other than the laws of the State of New York, the Delaware General Corporation Law and the federal law of the United States of America. To the extent that laws other than the foregoing are applicable with respect to matters set forth in this opinion, we have assumed that such laws are either identical to, or would be applied in a manner consistent with, the laws of the State of New York. We assume no obligation to supplement this letter if any of the applicable laws change in any manner.

     In rendering the opinion set forth in paragraph (a) below, we have relied exclusively on certificates of public officials, although we have not obtained a tax good standing certificate and no opinion is provided with respect to tax good standing.

     In rendering the opinion set forth in paragraph (f), we have assumed that the representations and warranties of the Purchaser set forth in the Purchase Agreement are true and complete and that the information provided by the Company to the Purchaser in connection with the offer and sale of the Shares was accurate and complete. We have also assumed the accuracy of, and have relied upon, the Company's representations to us that the Company has made no offer to sell the Shares by means of any general solicitation or in connection with the publication of any advertisement therefor.

        Based upon foregoing and subject to the qualifications set forth herein, we are of the opinion that:

     (a) The Company is a corporation incorporated, existing and in good standing under the laws of the Commonwealth of Massachusetts. Each of the Subsidiaries is a corporation incorporated, existing and in good standing under the laws of the jurisdiction of its formation.

     (b) The Company has the necessary corporate power and authority to own its property and conduct its business as, to our knowledge, it is currently being conducted, to enter into the Agreements and to issue, sell and deliver to the Purchaser the Shares to be issued and sold by it thereunder, and the execution and delivery of the Agreements has been duly authorized by all necessary corporate action on the part of the Company.

     (c) The Shares to be issued by the Company pursuant to the terms of the Purchase Agreement will be, upon issuance and delivery against payment therefore in accordance with the terms of the Agreement, duly authorized, validly issued, fully paid and nonassessable. Except as set forth in the Disclosure Schedule, shareholders of the Company have no preemptive rights, rights of first refusal or similar rights under the Massachusetts Business Corporation Act, the Company

Camden Partners Limited Partnership
December 19,2006
Page 3

Articles of Incorporation or By-laws or, to our knowledge, any agreement filed or incorporated by reference as an exhibit to the Company's annual report on Form 10-K filed with the SEC on October 13, 2006.

     (d) The Purchase Agreement constitutes a valid and binding obligation of the Company, enforceable against the Company according to its terms.

     (e) The performance by the Company of the Agreements and the consummation by the Company of the transactions therein contemplated will not contravene any provision of the Company's Articles of Incorporation, By-laws or any Applicable Law. Except as set forth in the Disclosure Schedule, the performance by the Company of the Agreements and the consummation by the Company of the transactions therein contemplated will not conflict with, violate or breach any of the terms and provisions, or constitute a default under, any (i) indenture, mortgage, deed of trust, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, or any lease, contract or other agreement or instrument filed or incorporated by reference as an exhibit to the Company's annual report on Form IO-K filed with the SEC on October 13, 2006, or, (ii) any order, writ or decree of any court or governmental agency or body having jurisdiction over the Company, or over any of its properties or operations specifically naming the Company and known to us. "Applicable Law" means, subject to the exclusions in the next sentence, any provision of New York or federal law or regulation that is generally applicable to organizations such as the Company. The term "Applicable Law" excludes federal and state securities laws, rules and regulations.

     (f) The offer, sale and issuance of the Shares in conformity with the terms of the Purchase Agreement constitutes transactions exempt from the registration requirements of Section 5 of the Securities Act of 1933, as amended.

     The opinions hereinafter expressed are subject to the following further qualifications:

     The opinions set forth above are subject to the following additional qualifications:

     (a) The validity, binding nature and enforceability of the Agreements may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws or equitable principles, whether such principles are applied by a court of equity or a court of law, and we express no opinion on whether a court would grant specific performance, injunctive relief or any other equitable remedy.

     (b) A court could refuse to permit the Investors to enforce their remedies under the Agreements by reason of (i) a waiver by the Purchaser, (ii) unconscionable conduct by the Purchaser, (iii) the exercise of remedies by the Purchaser without providing adequate notice to the Company of the default and a reasonable opportunity to cure the default, (iv) the court's determination that the Company is entitled to an opportunity to be heard by the court before the Purchaser is entitled to exercise any remedies, (v) the court's determination that a remedy is a penalty or is unconscionable, (vi) the court's determination that the Purchaser is seeking to exercise remedies with respect to a breach that

Camden Partners Limited Partnership
December 19,2006
Page 4

is immaterial or that does not adversely affect the Purchaser, (vii) defenses arising from the Purchaser's failure to act in accordance with the terms and conditions of the Agreement, (viii) defenses arising as a consequence of the passage of time (e.g., laches or statutes of limitation), (ix) defenses arising as a result of the Purchaser's failure to act in a commercially reasonable manner or in good faith, or (x) public policy considerations.

     (c) We express no opinion with respect to any of the following provisions if they are contained in any of the Agreements: (i) any provisions under which the Company waives any of its legal or equitable rights except to the extent the waived rights are expressly waivable pursuant to a statute or constitutional provision; (ii) any provisions entitling the Purchaser to obtain reimbursement for attorneys' fees and other costs incurred by the Purchaser; (iii) any provision exonerating or indemnifying the Purchaser (or any agent or employee of the Purchaser or any party acting on behalf of the Purchaser) from the consequences of its own acts or omissions; (iv) any severability provision; (v) any provision to the effect that rights or remedies are not exclusive, that every right or remedy is cumulative and may be exercised in addition to or with any other right or remedy or that the election of a particular remedy does not preclude recourse to one or more other remedies; (vi) any provision that authorizes the entry of a confession of judgment; (vii) any provision which purports to affect jurisdiction or venue of any specified court or courts, or which purports to establish evidentiary standards, or which waives trial by jury; or (viii) choice of law provisions.

     (d) Except as set forth in paragraph (f), we express no opinion with respect to federal or state securities laws.

     (e) We express no opinion as to the enforceability of the indemnification and contribution provisions in the Registration Rights Agreement.

     This opinion is furnished to you solely for your benefit and may not be relied on by, nor may copies be delivered to, any other person without our prior written consent. We assume no obligation to inform you of any facts, circumstances, events or changes in the law that may hereafter be brought to our attention that may aIter, affect or modify the opinion expressed herein.


                                   Sincerely,

                                   /s/  Arent Fox PLLC
                                   ___________________
                                        Arent Fox PLLC

(Logo)  Pioneer Behavioral Health
        200 Lake Street, Suite 102
        Peabody, MA 01960
        (978) 536-2777
        Fax (978) 536-2677

December 19, 2006

Camden Partners Limited Partnership
c/o Camden Partners Holdings, LLC
500 East Pratt Street, Suite 1200
Baltimore, Maryland 21202

Re: PHC. Inc.

Gentlemen:

     I have acted as in-house counsel for PHC, Inc., a Massachusetts corporation (the "Company"), in connection with the sale by the Company to Camden Partners Limited Partnership, a Delaware limited partnership (the "Purchaser" or "you"), of 961,539 shares of the Company's Class A Common Stock, par value $0.01 per share (the "Shares"), pursuant to the Securities Purchase Agreement dated as of December 19, 2006 (the "Purchase Agreement") between the Company the Purchaser and the execution and delivery by the Company of the Registration Rights Agreement dated as of December 19, 2006 (the "Registration Rights Agreement") between the Company the Purchaser. The Purchase Agreement and the Registration Rights Agreement are referred to herein collectively as the "Agreements." Unless otherwise defined herein, capitalized terms used herein have the respective meaning given them in the Agreements.

     In rendering this opinion, I have made such legal and factual examinations and inquiries as I have deemed advisable or necessary for the purpose of rendering this opinion. As to matters of fact material to the opinions expressed herein, I have relied without independent investigation upon the representations and warranties as to factual matters contained in and made by the Company pursuant to the Purchase Agreement and upon certificates and statements of government officials and of officers of the Company. In addition, I have examined originals or copies of documents, corporate records and other writings which I consider relevant for the purposes of this opinion. In such examination, I have assumed the genuineness of all signatures on original documents, the conformity to original documents of all copies submitted to me and the due execution and delivery of all documents (except for the due execution and delivery of the Agreements by the Company) where due execution and delivery are a prerequisite to the effectiveness thereof.

     As used in this opinion, the expression "to my knowledge" or "known to me" with reference to matters of fact refers to my current actual knowledge, after an examination of documents referred to herein and after the examinations and inquiries described in the foregoing paragraph. Except to the extent expressly

Camden Partners Limited Partnership
December 19,2006
Page 2

set forth herein, I have not undertaken any independent investigation to determine the existence or absence of any facts, and no inference as to my knowledge of the existence or absence or any such facts should be drawn from my representation of the Company or the rendering of the opinions set forth below.

     I express no opinion as to matters governed by any laws other than the laws of the Commonwealth of Massachusetts. To the extent that laws other than the foregoing are . applicable. with respect to matters set forth in this opinion, I have assumed that such laws are either identical to, or would be applied in a manner consistent with, the laws of the Commonwealth of Massachusetts. I assume no obligation to supplement this letter if my of the applicable laws change in any manner.

     In rendering the opinion set forth in paragraph (a) below, I have relied exclusively on my inspection of the corporate records available for inspection through the web page maintained by Corporations Division of the Massachusetts Secretary of the Commonwealth.

     Based upon foregoing and subject to the qualifications set forth herein, I am of the opinion that:

     (a). The Company is a corporation duly incorporated, validly existing and in good standing under the laws of tile Commonwealth of Massachusetts. Each of the Subsidiaries stated to be incorporated in Massachusetts is a corporation duly incorporated, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

     (b) The Company has the necessary corporate power and authority to own its property and conduct its business as, to my knowledge, it 'is currently being conducted, to enter into the Agreements and to issue, sell and deliver to the Purchaser the Shares to be issued and sold by it thereunder, and the execution and delivery of the Agreements has been duly authorized by all necessary corporate action on the part of the Company.

     (c) The Shares to be issued by the Company pursuant to the terms of the Purchase Agreement will be, upon issuance and delivery against payment therefore in accordance with the terms of the Agreement, duly authorized, validly issued, fully paid and nonassessable. Except as set forth in the Disclosure Schedule. shareholders of the Company have no preemptive rights, rights of first refusal or similar rights under the Massachusetts Corporation Act, the Company's Articles of Incorporation or By-laws or, to my knowledge, any agreement filed or incorporated by reference as an exhibit to the Company's annual rep9rt on Form 10-K filed with the SEC on October 13, 2006.

     (d) The performance by the Company of the Agreements and the consummation by the Company of the transactions therein contemplated will not contravene any provision of the Company's Articles of Incorporation, By-laws or any Applicable Law or any order, writ or decree of any court or governmental agency or body having jurisdiction over the Company, or over any of its properties or operations, specifically naming the Company and known to me. "Applicable Law" means any provision of Massachusetts law or regulation that is generally applicable to organizations such as the Company.

Camden Partners Limited Partnership
December 19, 2006
Page 3.

     This opinion is furnished to you solely for your benefit and may not be relied on by, nor may copies be delivered to, any other person without my prior written consent. I assume no obligation to inform you of any facts, circumstances, events or changes in the law that may hereafter be brought to my attention that may alter, affect or modify the opinion expressed herein.


                                   Sincerely,

                                   /s/  Andy DeMayo, Esq.
                                   _____________________________________
                                        Andy DeMayo, Esq.
                                        Director of Corporate Services /
                                          Compliance Officer

                                    Exhibit B




                         [Registration Rights Agreement]

 REGISTRATION RIGHTS AGREEMENT

     This Registration Rights Agreement (this "Agreement") is made and entered into as of December 19, 2006, by and among PHC, Inc., a Massachusetts corporation (the "Company"), and Camden Partners Limited Partnership, a Delaware limited partnership (the "Purchaser").

     This Agreement is made pursuant to, and as a condition to closing under, the Securities Purchase Agreement, dated as of the date hereof among the Company and the Purchaser (the "Purchase Agreement").

     The Company and the Purchaser hereby agree as follows:

     1. Definitions. Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

          "Blackout Period" shall have the meaning set forth in Section 2(b).

          "Effectiveness Date" means, with respect to the initial Registration Statement required to be filed hereunder, the 120th calendar day following the Closing Date and with respect to any additional Registration Statements required pursuant to Section 2(c), the 120th calendar day following the date on which the Company first knows, or reasonably should have known, that such additional Registration Statement is required hereunder.

          "Effectiveness Period " shall have the meaning set forth in Section 2(a).

          "Filing Date" means, with respect to the initial Registration Statement required to be filed hereunder, the 90th calendar day following the Closing Date and, with respect to any additional Registration Statements which may be required pursuant to Section 2(c), the 90th calendar day following the date on which the Company first knows, or reasonably should have known that such additional Registration Statement is required hereunder.

          "Holder" or "Holders" means the holder or holders, as the case may be, from time to time of Registrable Securities.

          "Indemnified Party" shall have the meaning set forth in Section 5(c).

          "Indemnifying Party" shall have the meaning set forth in Section 5(c).

          "Losses" shall have the meaning set forth in Section 5(a).

          "Proceeding" means an action, claim, suit, investigation or proceeding
          (including,   without   limitation,   an   investigation   or  partial
          proceeding, such as a deposition), whether commenced or threatened.

          "Prospectus" means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

          "Registrable Securities" means the Shares and any other shares of Common Stock now held or hereafter acquired by the Holder from the Company, together with any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing.

          "Registration Statement" means a Registration Statements required to be filed hereunder, including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

          "Rule 415" means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

          "Rule 424" means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

          "Securities Act" means the Securities Act of 1933, as amended.

          "Shares" solely for the purpose of this Agreement means the Shares (as defined in the Purchase Agreement).

2. Registration.

     (a) On or prior to each Filing Date, the Company shall use best efforts to prepare and file with the Commission a Registration Statement covering the resale of 100% of the Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415. A Registration Statement required hereunder shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance herewith). Each Registration Statement required hereunder shall contain (except if otherwise directed by the Holders) the "Plan of Distribution" attached hereto as Annex A. The Company shall cause such Registration Statement to become effective and remain effective as provided herein. The Company shall use commercially reasonable efforts to cause each Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event not later than the Effectiveness Date, and shall commercially reasonable efforts to keep such Registration Statement continuously effective under the Securities Act until the later of two years after the date the such Registration Statement is declared effective by the Commission or may be sold without volume restrictions pursuant to Rule 144(k) as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company's transfer agent and the affected Holders (the "Effectiveness Period"), provided that the Effectiveness Period shall end prior to two years after the date the such Registration Statement is declared effective by the Commission if all Registrable Securities covered by such Registration Statement have been sold.

          (b) If a Registration Statement filed or required to be filed hereunder is not declared effective by the Commission on or before the Effectiveness Date or ceases to remain effective at any time during the Effectiveness Period (any such failure or breach to be referred to as an "Event") then in addition to any other rights the Holders may have hereunder or under applicable law: (x) on the seventh day after the date of such Event (the "Event Date"), the Company shall make a payment to each Holder of an amount in cash or shares of the Company's Common Stock (at the Company's option), as liquidated damages and not as a penalty, equal to 1.0% of the aggregate purchase price paid by such Holder pursuant to the Purchase Agreement for any Registrable Securities then held by such Holder; and (y) on seventh day of each monthly anniversary of each such Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, the Company shall make a pro rata payment to each Holder in an amount in cash or shares of the Company's Common Stock (at the Company's option), as liquidated damages and not as a penalty, equal to 1.0% of the aggregate purchase price paid by such Holder pursuant to the Purchase Agreement for any Registrable Securities then held by such Holder for each month or pro rata portion thereof until the applicable Event is cured. For purposes of the calculating the value of shares of the Company's Common Stock issued pursuant to this
          Section 2(b), the per share price of the Company's Common Stock shall be the Per Share Purchase Price (subject to adjustment for stock splits, dividends, combinations and the like). Notwithstanding the foregoing, if at anytime after the Effectiveness Date the Company, in good faith and on the written advice of counsel, notifies the Holders of any of the events set forth in Section 3(c)(v), the Company shall not be liable for the payments described above for the period beginning on the date the Company provides such notice to all Holders and ending on the date when such event is addressed pursuant to
          Section 3(i) (such period being referred to as the "Blackout Period"); provided, however, that the Company shall be liable for the payment described above if, and to the extent, the Blackout Period (i) exceeds an aggregate of 30 calendar days in any 12-month period, or (ii) occurs on more than two separate occasions in any 12-month period (regardless of the length of each Blackout Period)

          (c) If during the Effectiveness Period, the number of Registrable Securities at any time exceeds 100% of the number of shares of Common Stock then registered in a Registration Statement, then the Company shall file as soon as reasonably practicable but in any case prior to the applicable Filing Date, an additional Registration Statement covering the resale of by the Holders of not less than 100% of the number of such Registrable Securities.

3. Registration Procedures.

          In connection with the Company's registration obligations hereunder, the Company shall:

     (a) Not less than three Trading Days prior to the filing of a Registration Statement or any related Prospectus or any amendment or supplement thereto, (i) furnish to the Holders copies of all such documents proposed to be filed (including documents incorporated or deemed incorporated by reference to the extent requested by such Person) which documents will be subject to the review of such Holders, and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file a Registration Statement or any such Prospectus or any amendments or supplements thereto, to which the Holders of a majority of the Registrable Securities shall reasonably object.

     (b) (i) Prepare and file with the Commission such amendments, including post-effective amendments, to a Registration Statement and the Prospectus used in connection therewith as may be necessary to keep a Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible to any comments received from the Commission with respect to a Registration Statement or any amendment thereto and, as promptly as reasonably possible, upon request, provide the Holders true and complete copies of all correspondence from and to the Commission relating to such Registration Statement; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by a Registration Statement during the applicable period in accordance with the intended methods of disposition by the Holders thereof set forth in a Registration Statement as so amended or in such Prospectus as so supplemented.

     (c) Notify the Holders of Registrable Securities to be sold as promptly as reasonably possible (and, in the case of (i)(A) below, not less than three Trading Days prior to such filing) and (if requested by any such Person) confirm such notice in writing promptly following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a "review" of a Registration Statement and whenever the Commission comments in writing on such Registration Statement (the Company shall upon request provide true and complete copies thereof and all written responses thereto to each of the Holders); and (C) with respect to a Registration Statement or any post-effective amendment, when the same has become effective;
(ii) of any request by the Commission or any other federal or state governmental authority during the period of effectiveness of a Registration Statement for amendments or supplements to a Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of a Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (d) Use its best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

     (e) Furnish to each Holder, without charge, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference to the extent reasonably requested by such Person, and all exhibits to the extent reasonably requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.

     (f) Promptly deliver to each Holder, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request. The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

     (g) Prior to any public offering of Registrable Securities, use commercially reasonable efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement; provided, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.

     (h) Cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by the Purchase Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may request.

     (i) Upon the occurrence of any event contemplated by Section 3(c)(v), as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment if necessary, to a Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither such Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (j) Comply with all applicable rules and regulations of the Commission, except where a failure to comply would be immaterial.

     (k) The Company may require each selling Holder to furnish to the Company a certified statement as to the number of shares of Common Stock beneficially owned by such Holder and, if requested by the Commission, the controlling person thereof.

4. Registration Expenses.

     All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the Trading Market on which the Common Stock is then listed for trading, and (B) in compliance with applicable state securities or Blue Sky laws), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is reasonably requested by the holders of a majority of the Registrable Securities included in a Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. In addition, the Company shall pay for the reasonable fees and disbursements for a single counsel for the Holders, not to exceed $15,000.

5. Indemnification.

     (a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, managers, members, partners., directors, agents and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys' fees) and expenses (collectively, "Losses"), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in a Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (1) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in a Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (it being understood that the Holder has approved Annex A hereto for this purpose) or (2) in the case of an occurrence of an event of the type specified in Section 3(c)(ii)-(v), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 6(c). The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

     (b) Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising out of or based solely upon: (x) such Holder's failure to comply with the prospectus delivery requirements of the Securities Act or (y) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading
(i) to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Company specifically for inclusion in such Registration Statement or such Prospectus or (ii) to the extent that (1) such untrue statements or omissions are based upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in a Registration Statement (it being understood that the Holder has approved Annex A hereto for this purpose), such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (2) in the case of an occurrence of an event of the type specified in
Section 3(c)(ii)-(v), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 6(c). In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the gross proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

     (c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the "Indemnifying Party") in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have prejudiced the Indemnifying Party.

     An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of one separate counsel shall be at the expense of the Indemnifying Party). In no event shall the Company be liable for fees and expenses of more than one counsel (in addition to any local counsel) for all Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

     All  reasonable  fees and  expenses  of the  Indemnified  Party  (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten Trading Days of written notice thereof to the Indemnifying Party; provided, that the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is not entitled to indemnification hereunder, determined based upon the relative faults of the parties.

     (d) Contribution. If a claim for indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party (by reason of public policy or
otherwise),   then  each  Indemnifying  Party,  in  lieu  of  indemnifying  such
Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 5(c), any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

     The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, except in the case of fraud by such Holder. No person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

     The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

6. Miscellaneous.

     (a) Remedies. In the event of a breach by the Company or by a Holder, of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

     (b) Compliance. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to a Registration Statement.

     (c) Discontinued Disposition. Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c), such Holder will forthwith discontinue disposition of such Registrable Securities under a Registration Statement until such Holder's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Company may provide appropriate stop orders to enforce the provisions of this paragraph.

     (d) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and Holders holding at least 66% of the then outstanding Registrable Securities.

     (e) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number provided for below prior to 5:30 p.m. (Eastern time) on a Trading Day, (ii) the Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number provided for below later than 5:30 p.m. (Eastern time) on any date and earlier than 11:59 p.m. (Eastern time) on such date, (iii) the Trading Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be delivered and addressed as set forth in the Purchase Agreement.

     (f) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. Except to its successors, the Company may not assign its rights or obligations hereunder without the prior written consent of each Holder. Each Holder may assign their respective rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement.

     (g) Execution and Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same
Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

     (h) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the State of New York. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of the any of this Agreement), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

(i) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law or equitable remedies.

     (j) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

     (k) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                            (signature pages follow)

     IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

                                         PHC, INC.



                                         By:/s/ Bruce A. Shear
                                         _______________________
                                         Name:  Bruce A. Shear
                                         Title: President


                     [PURCHASER'S SIGNATURE PAGES TO FOLLOW]

          [PURCHASER SIGNATURE PAGES TO REGISTRATION RIGHTS AGREEMENT]


                                    CAMDEN PARTNERS LIMITED PARTNERSHIP

                                    By: Camden Partners Capital Management, LLC
                                         its General Partner


                                    By: /s/ Shane Kim
                                    _________________________________
                                    Name:   Shane Kim
                                    Title:  Member

                              Plan of Distribution

     The Selling Stockholders and any of their pledgees, transferees, assignees and successors-in-interest may, from time to time, sell any or all of their shares of Common Stock on any stock exchange, market or trading facility on which the shares are traded (including the OTC Bulletin Board) or in private transactions. These sales may be at fixed or negotiated prices. The Selling Stockholders may use any one or more of the following methods when selling shares:

     o    ordinary   brokerage   transactions  and  transactions  in  which  the
          broker-dealer solicits purchasers;

     o block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

     o    purchases  by  a   broker-dealer   as  principal  and  resale  by  the
          broker-dealer for its account;

     o    an  exchange   distribution  in  accordance  with  the  rules  of  the
          applicable exchange;

     o    privately negotiated transactions;

     o    settlement of short sales;

     o broker-dealers may agree with the Selling Stockholders to sell a specified number of such shares at a stipulated price per share;

     o    a combination of any such methods of sale; and

     o    any other method permitted pursuant to applicable law.

     The Selling Stockholders may also sell shares under Rule 144 under the Securities Act, if available, rather than under this prospectus.

     Broker-dealers engaged by the Selling Stockholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the Selling Stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated. The Selling Stockholders do not expect these commissions and discounts to exceed what is customary in the types of transactions involved.

     The Selling Stockholders may from time to time pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock from time to time under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933 amending the list of Selling Stockholders to include the pledgee, transferee or other successors in interest as Selling Stockholders under this prospectus.

     The Selling Stockholders and any broker-dealers or agents that are involved in selling the shares may be deemed to be "underwriters" within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. The Selling Stockholders have informed the Company that it does not have any agreement or understanding, directly or indirectly, with any person to distribute the Common Stock.

     The Company is required to pay all fees and expenses incident to the registration of the shares. The Company has agreed to indemnify the Selling Stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

     The Company will not receive any of the proceeds from sales by Selling Stockholders.